Exhibit 4.1

                                 Crest View Inc.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


NUMBER                                                                    SHARES


                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            CUSIP


THIS CERTIFIES THAT
is the owner of

    fully paid and non-assessable shares of the common stock, par value $.001 per share, of

                                 Crest View Inc.

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada and to the Certificate of Incorporation and Bylaws of the Corporation, as from to time amended.

     This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:


                                [corporate seal]
          Secretary                                         President

        COUNTERSIGNED:
Pacific Stock Transfer Company
 Transfer Agent and Registrar


     Authorized Signature

                                Crest View, Inc.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT - _____________ Custodian ___________
TEN ENT  - as tenants by the entireties                          (Cust)                 (Minor)
JT TEN   - as joint tenants with right                         under Unform Gifts to Minors Act
           of survivorship and not as                          Act ______________________________
           tenants in common                                                 (State)

     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________________________________________
                Please print or type name and address of assignee

________________________________________________________________________________


__________________________________________________________________________shares of the Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _______________________    ______________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.